SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                       (Date of earliest event reported):
                                 August 11, 2004



                                   Cosi, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                    000-50052              06-1393745
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



        242 West 36th Street, New York, New York                  10018
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (212) 653-1600



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         (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant.

      As previously reported in the Current Report on Form 8-K filed on June 18, 2004 (as amended on July 29, 2004 and August 6, 2004), on June 11, 2004, Ernst
& Young LLP ("Ernst & Young") delivered a letter to Cosi, Inc. (the "Company") confirming that it would resign as the Company's auditor after Ernst & Young's SAS 100 review of the Company's financial statements for the quarter ending June 28, 2004. On August 11, 2004, Ernst & Young completed its review of the Company's Form 10-Q for the quarter ended June 28, 2004 and Ernst & Young's resignation became effective.

      The reports of Ernst & Young on the Company's financial statements for the years ended December 30, 2002 and December 29, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with the audits of the Company's financial statements for the years ended December 30, 2002 and December 29, 2003 and through August 11, 2004, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in its report on the Company's financial statements for such years.

      No reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 30, 2002 and December 29, 2003 and through August 11, 2004 except as disclosed in the previously filed Form 8-K, as amended.

      The Company provided Ernst & Young with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. The Company has received a letter from Ernst & Young addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of that letter, dated as of August 13, 2004, is attached hereto as Exhibit 16.

      As previously reported in the Current Report on Form 8-K filed on August 12, 2004, on August 11, 2004, the Company's Audit Committee engaged BDO Seidman, LLP as the Company's independent accountant for the year ending January 3, 2005.

Item 7(c).  Exhibits

16 Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated as of August 13, 2004, acknowledging its agreement with the statements made in this Current Report on Form 8-K.

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


                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Cosi, Inc.

Date:  August 13, 2004
                                      /s/ Kevin Armstrong
                                   --------------------------------------------
                                   Name:  Kevin Armstrong
                                   Title: Chief Executive Officer and President





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


                                  EXHIBIT INDEX

Exhibit No.     Description                         Paper (P) or Electronic (E)
-----------     -----------                         ---------------------------

    16          Letter from Ernst & Young LLP to               E
                the Securities and Exchange
                Commission, dated as of
                August 13, 2004, acknowledging
                its agreement with the statements
                made in this Current Report on
                Form 8-K.



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